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                                                                 Exhibit 10.7(c)
                                                                  EXECUTION COPY

                                 AMENDMENT NO. 3
                          Dated as of December 29, 1997
                                       to
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                           Dated as of August 5, 1997

                  THIS AMENDMENT NO. 3 ("Amendment") is made as of December 29, 1997 by and among Advanced Accessory Systems, LLC (formerly known as AAS Holdings, LLC), SportRack, LLC (formerly known as Advanced Accessory Systems,
LLC), Valley Industries, LLC, Brink International BV and Brink BV (the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and NBD Bank, as Administrative Agent and Documentation and Collateral Agent, and The Chase Manhattan Bank, as Co-Administrative Agent and Syndication Agent (the "Agents"), under that certain Second Amended and Restated Credit Agreement dated as of August 5, 1997 by and among the Borrowers, the Lenders and the Agents (as amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrowers, the Lenders and the Agents have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

                  1. Amendments to Credit Agreement. Effective as of December 29, 1997 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

                  1.1 Article I of the Credit Agreement is hereby amended to delete the definition of "AAS" now contained therein and to substitute therefor the following definition:

                  "'AAS' means SportRack, LLC, a Delaware limited liability company (formerly known as Advanced Accessory Systems, LLC), and its successors and assigns, including a debtor-in-possession on behalf of AAS."

                  1.2 Article I of the Credit Agreement is hereby amended to delete the definition of "Holdings" now contained therein and to substitute therefor the following:

                  "'HOLDINGS' means Advanced Accessory Systems, LLC, a Delaware limited liability company (formerly known as AAS Holdings, LLC), and its successors and assigns, including a debtor-in-possession on behalf of Holdings."

                  1.3 Section 6.3(A)(f) of the Credit Agreement is hereby amended to add a new subsection (5) at the end thereof:

         "and (5) Brink BV or Brink International to Brink Italia S.r.l. in an amount not to exceed $22,000,000 or the Equivalent Amount thereof, provided that if such


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         Indebtedness is evidenced by a note, such note is pledged to the
         Documentation and Collateral Agent to secure payment of Advances made to non-U.S. Subsidiaries."

                  1.4 Section 6.3(D) of the Credit Agreement is hereby amended to add a new subsection (xiii) at the end thereof:

                  (xiii) Investments made through a purchase of equity or as a contribution to capital by Brink BV or Brink International in Brink Italia S.r.l. provided that any such Investment shall not exceed $10,000,000 or the Equivalent Amount thereof."

                  1.5 Section 6.4(A) of the Credit Agreement is hereby amended to add the following as a new last sentence at the end of the definition of "Capital Expenditures":

         "No portion of the purchase of assets by Brink Italia S.r.l. from Ellebi S.p.A. shall be deemed to be a Capital Expenditure."

                  1.6 Schedule 5.8 of the Credit Agreement is hereby amended to add immediately at the end thereof the following:

         "Brink Italia S.r.l., an Italian corporation."

                  2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agents. Upon the satisfaction of the foregoing conditions precedent, this Amendment shall become effective with respect to the amendments set forth in Section 1 above.

                  3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  (b) As of December 29, 1997, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in
Article V of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference to a specific date which representations and warranties are true and correct in all material respects as of such date.

                  4. Reference to and Effect on the Credit Agreement and Security Agreements.

                  (a) Upon the effectiveness of Section 1 hereof, each reference in any Loan Document to such Loan Document or any other Loan Document shall mean and be a reference to the applicable Loan Document as amended hereby.




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                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                            ADVANCED ACCESSORY SYSTEMS, LLC
                                              as a Borrower

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Attorney-in-Fact

                                            SPORTRACK, LLC
                                              as a Borrower
                                            By:  ADVANCED ACCESSORY SYSTEMS, LLC
                                                   Its Manager

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Attorney-in-Fact

                                            VALLEY INDUSTRIES, LLC
                                              as a Borrower
                                            By: ADVANCED ACCESSORY SYSTEMS, LLC
                                                  Its Manager

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Attorney-in-Fact


                                            BRINK INTERNATIONAL BV
                                              as a Borrower

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Attorney-in-Fact

                                            BRINK BV
                                              as a Borrower

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Attorney-in-Fact



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                                            NBD BANK
                                              as the Administrative Agent and
                                              the Documentation and Collateral
                                              Agent, and as a Lender

                                            By: /s/ William Canney
                                               -----------------------------
                                            Name:  William Canney
                                            Title: Vice President

                                            THE CHASE MANHATTAN BANK
                                              as the Co-Administrative Agent and
                                              the Syndication Agent, and as a
                                              Lender

                                            By: /s/ Thomas H. Kozlark
                                               -----------------------------
                                            Name:  Thomas H. Kozlark
                                            Title: Vice President

                                            FIRST UNION NATIONAL BANK
                                              as a Lender

                                            By: /s/ Mark M. Harden
                                               -----------------------------
                                            Name:  Mark M. Harden
                                            Title: Vice President


                                           THE BANK OF NOVA SCOTIA
                                             as a Lender

                                           By: /s/ F.C.H. Ashby
                                              -----------------------------
                                           Name:  F.C.H. Ashby
                                           Title: Senior Manager Loan Operations


                                           COOPERATIEVE CENTRALE
                                           RAIFFEISEN-BOERENLEENBANK
                                           B.A., "RABOBANK NEDERLAND",
                                           NEW YORK BRANCH
                                           as a Lender

                                           By:
                                              -----------------------------
                                           Name:
                                           Title:


                                           By:
                                              -----------------------------
                                           Name:
                                           Title:





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                                            LASALLE NATIONAL BANK
                                              as a Lender

                                            By: /s/ Thomas J. Ranville
                                               -----------------------------
                                            Name:  Thomas J. Ranville
                                            Title: Vice President


                                            MICHIGAN NATIONAL BANK
                                              as a Lender

                                            By: /s/ Mark W. Smits
                                               -----------------------------
                                            Name:  Mark W. Smits
                                            Title: Relationship Manager


                                            NATIONAL CITY BANK (CLEVELAND)
                                              as a Lender

                                            By:
                                               -----------------------------
                                            Name:
                                            Title:

                                            COMERICA BANK
                                              as a Lender

                                            By: /s/ Beth A. Brockmann
                                               -----------------------------
                                            Name:  Beth A. Brockmann
                                            Title: Vice President

                                            VAN KAMPEN AMERICA CAPITAL
                                            PRIME RATE INCOME TRUST
                                              as a Lender

                                            By: /s/ Jeffrey W. Maillet
                                               -----------------------------
                                            Name:  Jeffrey W. Maillet
                                            Title: Sr. Vice Pres. & Director

                                            DEBT STRATEGIES FUND, INC.
                                              as a Lender

                                            By: /s/ Gilles Marchand
                                               -----------------------------
                                            Name:  Gilles Marchand, CFA
                                            Title: Authorized Signatory



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                                            SENIOR HIGH INCOME PORTFOLIO, INC.
                                              as a Lender

                                            By: /s/ Gilles Marchand
                                               -----------------------------
                                            Name:  Gilles Marchand, CFA
                                            Title: Authorized Signatory

                                            DEEPROCK & CO.
                                            By: Eaton Vance Management
                                                as Investment Advisor

                                                By: /s/ Payson F. Swaffield
                                                   -------------------------
                                                Name:  Payson F. Swaffield
                                                Title: Vice President

                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research
                                                   as Investment Advisor

                                                By: /s/ Payson F. Swaffield
                                                   -------------------------
                                                Name:  Payson F. Swaffield
                                                Title: Vice President

                                            MERRILL LYNCH DEBT STRATEGIES
                                            PORTFOLIO
                                            By: Merrill Lynch Asset Management,
                                                L.P., as Investment Advisor

                                                By: /s/ Gilles Marchand
                                                   -----------------------------
                                                Name:  Gilles Marchand, CFA
                                                Title: Authorized Signatory

                                            MERRILL LYNCH PRIME RATE PORTFOLIO
                                            By: Merrill Lynch Asset Management,
                                                L.P., as Investment Advisor

                                                By: /s/ Gilles Marchand
                                                   -----------------------------
                                                Name:  Gilles Marchand, CFA
                                                Title: Authorized Signatory



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                                            SENIOR HIGH INCOME PORTFOLIO, INC.
                                              as a Lender

                                            By: /s/ Gilles Marchand
                                               -----------------------------
                                            Name:  Gilles Marchand, CFA
                                            Title: Authorized Signatory


                                            DEEPROCK & CO.
                                            By: Eaton Vance Management
                                                as Investment Advisor

                                                By: /s/ Payson F. Swaffield
                                                   -------------------------
                                                Name:  Payson F. Swaffield
                                                Title: Vice President

                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research
                                                   as Investment Advisor

                                                By: /s/ Payson F. Swaffield
                                                   -------------------------
                                                Name:  Payson F. Swaffield
                                                Title: Vice President

                                            MERRILL LYNCH DEBT STRATEGIES
                                            PORTFOLIO
                                            By: Merrill Lynch Asset Management,
                                                L.P., as Investment Advisor

                                                By: /s/ Gilles Marchand
                                                   -------------------------
                                                Name:  Gilles Marchand, CFA
                                                Title: Authorized Signatory

                                            MERRILL LYNCH PRIME RATE PORTFOLIO
                                            By: Merrill Lynch Asset Management,
                                                L.P., as Investment Advisor

                                                By: /s/ Gilles Marchand
                                                   -------------------------
                                                Name:  Gilles Marchand, CFA
                                                Title: Authorized Signatory

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